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                       SUPPLEMENT DATED DECEMBER 12, 2003
                      TO PROSPECTUS DATED MAY 1, 2003 for:
                   SYNDICATED SELECT TEN PLUS VARIABLE ANNUITY

                                    issued by
                        INTEGRITY LIFE INSURANCE COMPANY
                                   through its
                              Separate Account Ten

THIS SUPPLEMENT MODIFIES THE FOLLOWING INFORMATION IN THE PROSPECTUS UNDER THE HEADINGS INDICATED.

All references to the Select Ten Plus Divisions are hereby eliminated. All references to Separate Account Ten should be deemed to refer to Separate Account II.

SECTION 1 - SUMMARY

TABLE OF ANNUAL FEE AND EXPENSES

TOTAL ANNUAL VARIABLE ACCOUNT OPTION OPERATING EXPENSES

The maximum expenses that are deducted from the Variable Account Option assets, including management fees, distribution or 12b-1 fees and other expenses are 2.10%.

EXAMPLE

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, Variable Account Option fees and expenses.

This example assumes that you invest $10,000 in the contract for the time period indicated. The example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Variable Account Options. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you surrender your contract at the end of the applicable period:

 1 year           3 years          5 years          10 years
-----------------------------------------------------------------------------
$221.33          $682.31          $1168.81          $2506.25
-----------------------------------------------------------------------------

If you annuitize at the end of the applicable time period:

1 year           3 years          5 years           10 years
-----------------------------------------------------------------------------
$221.33          $682.31          $1168.81          $2506.25
-----------------------------------------------------------------------------

If you do not surrender the contract:

1 year           3 years          5 years           10 years
-----------------------------------------------------------------------------
$221.33          $682.31          $1168.81          $2506.25
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SECTION 3 - YOUR INVESTMENT OPTIONS

TOUCHSTONE ENHANCED DIVIDEND 30

Touchstone Enhanced Dividend 30 Fund seeks to achieve a total return which is higher than the total return of the Dow Jones Industrial Average ("DJIA"). The Fund's portfolio is based on the 30 stocks that comprise the Dow Jones Industrial Average ("DJIA"). The DJIA is a measurement of general market price movement for 30 widely held stocks. The Fund will utilize a quantitative approach to enhanced index investing in all Dow components while maintaining a focus on dividend yield. The Fund seeks to overweight the top three highest yielding stocks in the DJIA by approximately 8% each, while incrementally underweighting the remaining 27 stocks of the Dow that have a lower relative dividend yield.